GOLDSPRING

A Precious Metals Company

Corporate Presentation

September 2008

Cautionary Statements

Certain information or contained or incorporated by reference in this presentation and related material, including any information as to our future financial or operating performance, constitutes “forward-looking statements”. All statements other than statements of historical fact, are forwarding looking statements. The words “believe”, “expect”, “anticipate”, “contemplate”, “target”, “plan”, “intends”, “continue”, “budget”, “estimate”, “may” “will”, “schedule”, and expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us, are inherently subject to significant business, economic, and competitive uncertainties and contingencies. Know and unknown factors could cause actual results to differ materially from the projected in the forward-looking statements. Such factors include, but are not limited to: fluctuations in the currency markets; fluctuations in the spot and forward price of gold, silver or certain other commodities (such as diesel fuel and electricity); changes in U.S. dollar interest rates; changes in national or local legislation, taxation, controls, regulations and political and economic developments in the United States; business opportunities that may be presented to, or pursued by, us; our ability to successfully integrate acquisitions, operating or technical difficulties in connection with mining or developmental activities; employee relations; availability and increasing costs associated with mining inputs and labor; speculative nature of exploration and development, including the risks of obtaining necessary permits and licenses; diminishing quantities or grade of reserves; and contests over title to properties. In addition, there are risks associated with the business of exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, flooding, gold bullion losses and the risk of inadequate insurance. Many of these uncertainties and contingencies could affect our actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statement made by, or on behalf of, us. Readers are cautioned that forward-looking statements are not guarantees of future performance. All of the forward-looking statements made in this presentation are qualified by these cautionary statements. Specific reference is made to GoldSpring’s most recent 10-KSB and 10-QSB on file with the SEC for a discussion of some of the factors underlying forward-looking statements.

We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

HUGE Untapped Opportunity

GSPG current property boundary



Resource Area

Other Comstock properties

- Occidental Lode
- Pride of Washoe
- West American Flats
- Flowery Property
- Gold Canyon Placers
- Como Property

Comstock District: Resource Area



Gold Spring
Plum Mining LLC
Area of dense drilling
Legend

Resource Highlights

GOLDSPRING
A Precious Metals Company

Hartford Complex:

Gold: 510,000 ounces

Silver: 2,000,000 ounces

Cutoff Grade: 0.030 ounces gold per ton

Average Grade: 0.072 ounces per ton

Indicated resource: 7,179,984 tons

Drill Holes: 57 from current drill program plus 450 from prior drill campaigns



$418 Million Resource Valuation

GOLDSPRING
A Precious Metals Company

Hartford Complex:

Gold: $397,000,000

Silver: $21,000,000



Strategy

GOLDSPRING
A Precious Metals Company

I. Explore for new deposits

II. Develop known deposit
   - Drill approximately 135 new holes to meet requirements of detailed mine plan
   - Complete metallurgic testing and implement changes to existing process plant
   - Complete feasibility report

III. Commence phase II mining production

Developmental Drilling

GOLDSPRING



Commence development drilling- August 2008

Hartford Complex Resource Area

GOLDSPRING


End of resource area
Start of resource area

3D Drill Holes

Aerial Photo of Resource

GSPG Property Boundary



Exploration area

Known resource

Area of Study

GOLDSPRING
A Precious Metals Company


Gold Spring
Plum Mining LLC

Keystone underground resource

Caledonia unexplored geologic intersection

Succor area unexplored geologic intersection

Northeast trending high grade structure

Resource growing along Silver City fault

Potential Opportunities
Cross Section of Southern GSPG Property



Untapped exploration area
Bonanzas mined on Goldspring land
CALEDONIA
OVERMAN
BELCHER
CROWN POINT
YELLOW JACKET
IMPERIAL
ALPHA
BULLION

Potential Opportunities
Cross Section of Northern GSPG Property

GOLDSPRING
A Precious Metals Company


Woodville bonanza-
current resource area
Untapped
exploration area
SILVER HILL
JUSTICE
ALTA
BENTON
CALEDONIA
OVERMAN
LONGITUDINAL VERTICAL PROJECTION OF THE COMSTOCK LODE.

Untapped Opportunity

GOLDSPRING
A Precious Metals Company

<u>Bonanzas on newly acquired land</u>

- Imperial
- Kentuck
- Yellow Jacket
- Crown Point
- Belcher Bonanzas
- Woodville



Gold Hill
American Flat
Silver City
FLOWERY
STOREY CO
LYON CO
Canyon

GOLDSPRING

A Precious Metals Company

1200 American Flat Road, PO Box 1118, Virginia City, NV 89440
Tel: 775.847.5272 Fax: 775.847.4762
www.goldspring.us

OTCBB Symbol: GSPG